Exhibit 10.1
AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT
THIS AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT (“Amendment”) is made between UNILIFE CORPORATION, and its wholly owned subsidiaries, including UNILIFE MEDICAL SOLUTIONS, INC. and UNILIFE MEDICAL SOLUTIONS (PTY) LIMITED of 250 Cross Farm Lane, York, Pennsylvania, USA, 17406 (collectively, “Unilife” or “Company”); and ALAN D. SHORTALL (“Executive”).
IT IS AGREED:
1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Amendment:

“Agreement” shall mean the Executive Employment Agreement entered into by the Company (as Unilife Medical Solutions Limited) and the Executive on October 26, 2008, as amended or substituted with the agreement of the relevant parties and in force at any relevant time;

“Parties” shall mean the Company and the Executive.

All other defined terms not otherwise defined in this Amendment shall have the meaning ascribed to them in the Agreement.

1.2	Interpretation

This Amendment shall be subject to the interpretation provisions set forth in Clause 24.2 of the Agreement.

2.	PURPOSE

2.1	Background

The Company has employed the Executive as its Chief Executive Officer pursuant to the Agreement, which will expire on June 30, 2011. The Parties wish to extend the expiration date of the Agreement until December 31, 2011.

2.2	Amendments

The Parties have agreed to amend clause 1.1 of the Agreement by deleting it in its entirety and replacing it with the following:

“The Executive’s employment commences on the Commencement Date and will continue until December 31, 2011 unless terminated earlier by either party pursuant to clause 15 of this Agreement.”

3.	EFFECT

This Amendment shall be effective as of June 30, 2011. All other provisions of the Agreement not amended by this Amendment shall continue in full force and effect.
NOW, THEREFORE, in consideration of the promises and covenants set forth above, and intending to be legally bound hereby, the Parties sign as follows, on this 18th day of July 2011.

UNILIFE CORPORATION
By:	/s/ J. Christopher Naftzger
J. Christopher Naftzger
Vice President, General Counsel, Corporate Secretary & Chief Compliance Officer

ALAN D. SHORTALL
/s/ Alan D. Shortall
Signature of Alan D. Shortall

/s/ Deborah Milbourne
Witness

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